fhams 05-fa8

COMPS A

Pay rules
1.	Pay the NAS Priority Amount to the NAS
2.	Pay according to the PAC Schedule to the PAC until retired
3.	Pay according to the Aggregate TAC A as follows:
a.	Pay according to the TAC B to the FLT
b.	Pay the C2 until retired
c.	Pay disregarding the TAC B to the FLT
4.	Pay the RZ until retired
5.	Pay disregarding the Aggregate TAC A as follows:
a.	Pay according to the TAC B to the FLT
b.	Pay the C2 until retired
c.	Pay disregarding the TAC B to the FLT
6.	Pay disregarding the PAC schedule to the PAC until retired
7.	Pay the NAS until retired

Accretion Rules:
Pay the RZ accrual amount to the Aggregate TAC A as described in step 3 above and then to the RZ until retired

Notes

Floater Bonds:
FLT- 0 day delay, 1ML + 0.65%, 5.50% Cap, 0.65% Floor, Initial Libor - 3.70%
Inverse IO Bonds:
INV - 0 day delay, 4.85% - 1ML, 4.85% Cap, 0% Floor, Initial Libor - 3.70%

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)

NAS bonds = NAS standard 60 mo lockout. (apply shift to both sched and prepays)
NAS Priority = Total NAS Balance/Total Non-PO Balance

Settlement = 9/30/05

Deal Summary Report	FHAMS05-FA8G1RK2

Assumptions				Collateral
Settlement	30-Sep-05	Prepay	100 PPC
1st Pay Date	25-Oct-05	Default	0 CDR
		Recovery	0 months
		Severity	0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
NAS	42,000,000.00	5.5	10/10 - 07/35	10.02	7.35	5.493	135	Nearest	100-04.86	31054.63	186.08	42.25	1-Sep-05	FIX
PAC	237,406,000.00	5.5	10/05 - 07/35	3.52	3.03	5.082	120	Interp	101-03.03	73007.02	1051.84	241.056	1-Sep-05	FIX
FLT	121,522,000.00	4.35	10/05 - 02/09	1.73	1.62	4.895	108	Interp	99-05.86	19510.08	73.42	120.603	25-Sep-05	FLT
INV	121,522,000.00	1.15	10/05 - 02/09	1.73	NA	0	0	Interp	0-01.00	0	19.41	0.057	25-Sep-05	INV_IO
C2	10,472,000.00	5.5	02/06 - 06/06	0.52	0.49	9.407	573	Interp	97-24.00	503.31	46.4	10.283	1-Sep-05	FIX
RZ	8,600,000.00	5.5	10/05 - 02/06	0.24	0.23	9.431	576	Interp	98-24.00	193.58	38.1	8.531	1-Sep-05	FIX
SUBORD	18,184,664.00	5.5	10/05 - 07/35	9.64	7.1	5.472	134	Interp	100-09.00	13005.58	80.57	18.316	1-Sep-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.670	3.838	3.863	3.929	4.143	4.426	3.922	4.223	4.261	4.369	4.579	4.876

REPLINES ON FIRST SHEET

FHAMS05-FA8G1RK2 -- FLT

CREDIT SUISSE FIRST BOSTON

Balance	$121,522,000.00	Delay	0	Index	LIBOR_1MO | 3.69	WAC	6.17000	WAM	358
Coupon	4.35000	Dated	09/25/2005	Mult / Margin	1.0 / .65	NET	5.50000	WALA	2
Settle	09/30/2005	First Payment	10/25/2005	Cap / Floor	5.5 / .65				

Price	1	2	3	4	5	6
	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin	Disc Margin
99-21.50	71	77	82	85	100	113
99-22.50	70	76	80	83	96	108
99-23.50	70	75	78	81	93	103
99-24.50	69	74	77	79	90	99
99-25.50	69	72	75	77	86	94
99-26.50	68	71	74	75	83	90
99-27.50	67	70	72	73	80	85
99-28.50	67	69	71	72	77	81
99-29.50	**66**	**68**	**69**	**70**	**73**	**76**
99-30.50	66	67	67	68	70	72
99-31.50	65	66	66	66	67	67
100-00.50	65	64	64	64	63	63
100-01.50	64	63	63	62	60	58
100-02.50	64	62	61	60	57	54
100-03.50	63	61	59	58	53	49
100-04.50	63	60	58	57	50	45
100-05.50	62	59	56	55	47	40
Spread @ Center Price	**40**	**57**	**61**	**64**	**76**	**82**
WAL	**6.90**	**2.99**	**2.11**	**1.73**	**0.97**	**0.70**
Mod Durn	**5.55**	**2.66**	**1.95**	**1.62**	**0.93**	**0.68**
Principal Window	**Oct05 - Sep20**	**Oct05 - Jul16**	**Oct05 - Apr10**	**Oct05 - Feb09**	**Oct05 - May07**	**Oct05 - Oct06**
LIBOR_1MO	3.69	3.69	3.69	3.69	3.69	3.69
Prepay	50 PPC	75 PPC	90 PPC	100 PPC	150 PPC	200 PPC

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.651	3.809	3.840	3.912	4.109	4.378

fhams 05-fa8

F COMPS

Pay rules
1.	Pay the NAS Priority Amount to the NAS until retired
2.	Beginning on the 1st Distribution date pay the lesser of (x) $622,000 and (y) 99.99% of the principal available in this step 2 to the A2 until retired
3.	Pay the A1 until retired
4.	Pay the A2 until retired
5.	Pay the LCF until retired
6.	Pay the NAS until retired

Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)

NAS bonds = NAS standard 60 mo lockout. (apply shift to both sched and prepays)
NAS Priority = Total NAS Balance/Total Non-PO Balance

Settlement = 9/30/05

Deal Summary Report				F_COMPS

			Assumptions			Collateral
Settlement	30-Sep-05	Prepay	100 PPC	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Oct-05	Default	0 CDR	$438,184,664.00	6.17	358	2	3.77	3.12
		Recovery	0 months
		Severity	0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
NAS	42,000,000.00	5.5	10/10 - 07/35	10.02	7.37	5.381	135	Nearest	100-31.51	31401.33	186.08	42.6	1-Sep-05	FIX
A2	88,500,000.00	5.5	10/05 - 03/12	4.11	3.54	5.159	129	Interp	101-02.32	31789.77	392.1	89.841	1-Sep-05	FIX
A1	265,500,000.00	5.5	10/05 - 01/10	1.86	1.7	5.257	105	Interp	100-05.00	45458.98	1176.31	267.091	1-Sep-05	FIX
LCF	24,000,000.00	5.5	03/12 - 07/35	8.14	6.32	5.627	165	Interp	99-07.35	15106.52	106.33	23.921	1-Sep-05	FIX
SUBORD	18,184,664.00	5.5	10/05 - 07/35	9.64	7.1	5.483	146	Interp	100-06.50	12991.71	80.57	18.302	1-Sep-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.737	3.861	3.859	3.883	4.031	4.270	4.055	4.226	4.258	4.306	4.464	4.692

FHAMS05-FA8G1JP -- A1

CREDIT SUISSE FIRST BOSTON

Balance	$265,500,000.00	Delay	24	WAC	6.17000	WAM	358
Coupon	5.50000	Dated	09/01/2005	NET	5.50000	WALA	2
Settle	09/30/2005	First Payment	10/25/2005				

Price	1	2	3	4	5	6	7
	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-29.00	5.502	5.460	5.414	5.370	5.323	5.273	5.220
99-30.00	5.495	5.448	5.397	5.348	5.295	5.240	5.181
99-31.00	5.488	5.437	5.380	5.325	5.268	5.207	5.141
100-00.00	5.481	5.425	5.363	5.303	5.240	5.174	5.102
100-01.00	5.474	5.413	5.346	5.281	5.213	5.141	5.063
100-02.00	5.467	5.401	5.329	5.259	5.186	5.108	5.024
100-03.00	5.460	5.390	5.312	5.237	5.158	5.074	4.985
100-04.00	5.453	5.378	5.295	5.215	5.131	5.041	4.946
100-05.00	**5.446**	**5.366**	**5.278**	**5.193**	**5.104**	**5.008**	**4.907**
100-06.00	5.439	5.355	5.261	5.171	5.076	4.975	4.868
100-07.00	5.433	5.343	5.244	5.149	5.049	4.943	4.829
100-08.00	5.426	5.331	5.227	5.127	5.022	4.910	4.790
100-09.00	5.419	5.319	5.210	5.105	4.994	4.877	4.751
100-10.00	5.412	5.308	5.193	5.083	4.967	4.844	4.712
100-11.00	5.405	5.296	5.176	5.061	4.940	4.811	4.673
100-12.00	5.398	5.284	5.159	5.039	4.913	4.778	4.634
100-13.00	5.391	5.273	5.142	5.017	4.885	4.745	4.596
Spread @ Center Price	**153**	**151**	**141**	**137**	**131**	**123**	**114**
WAL	**5.93**	**3.10**	**2.03**	**1.53**	**1.22**	**1.00**	**0.84**
Mod Durn	**4.47**	**2.65**	**1.83**	**1.41**	**1.14**	**0.94**	**0.80**
Principal Window	Oct05 - Feb25	Oct05 - Oct18	Oct05 - Nov10	Oct05 - Jul09	Oct05 - Sep08	Oct05 - Feb08	Oct05 - Sep07
Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.737	3.865	3.859	3.885	4.035	4.267

FHAMS05-FA8G1JP -- A1

CREDIT SUISSE FIRST BOSTON

Balance	$265,500,000.00	Delay	24	WAC	6.17000	WAM	358
Coupon	5.50000	Dated	09/01/2005	NET	5.50000	WALA	2
Settle	09/30/2005	First Payment	10/25/2005				

Price	1	2	3	4	5	6	7
	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-29.00	5.493	5.444	5.403	5.362	5.323	5.283	5.244
99-30.00	5.484	5.431	5.385	5.340	5.295	5.251	5.208
99-31.00	5.476	5.417	5.366	5.317	5.268	5.219	5.171
100-00.00	5.468	5.404	5.348	5.294	5.240	5.187	5.135
100-01.00	5.460	5.390	5.330	5.271	5.213	5.155	5.098
100-02.00	5.452	5.377	5.311	5.248	5.185	5.123	5.062
100-03.00	5.444	5.363	5.293	5.225	5.158	5.092	5.026
100-04.00	5.436	5.350	5.275	5.202	5.131	5.060	4.989
100-05.00	**5.428**	**5.336**	**5.257**	**5.179**	**5.103**	**5.028**	**4.953**
100-06.00	5.420	5.323	5.238	5.157	5.076	4.996	4.917
100-07.00	5.412	5.309	5.220	5.134	5.048	4.964	4.881
100-08.00	5.404	5.295	5.202	5.111	5.021	4.932	4.844
100-09.00	5.396	5.282	5.184	5.088	4.994	4.901	4.808
100-10.00	5.388	5.269	5.165	5.065	4.966	4.869	4.772
100-11.00	5.380	5.255	5.147	5.043	4.939	4.837	4.736
100-12.00	5.372	5.242	5.129	5.020	4.912	4.805	4.700
100-13.00	5.364	5.228	5.111	4.997	4.885	4.774	4.664
Spread @ Center Price	**154**	**147**	**140**	**136**	**131**	**125**	**118**
WAL	**4.88**	**2.59**	**1.86**	**1.47**	**1.21**	**1.03**	**0.90**
Mod Durn	**3.86**	**2.30**	**1.70**	**1.36**	**1.13**	**0.98**	**0.86**
Principal Window	**Oct05 - Sep22**	**Oct05 - May12**	**Oct05 - Jan10**	**Oct05 - Dec08**	**Oct05 - Apr08**	**Oct05 - Nov07**	**Oct05 - Jul07**
Prepay	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC	200 PPC

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.737	3.865	3.859	3.885	4.035	4.267

FHAMS 05-FA8

COMPS L

Pay rules
1.	Pay the NAS Priority Amount to the NAS
2.	Concurrently:
a.	32.9305002213% to the AS1 until retired
b.	67.0694997787% allocated as follows:
i.	Pay according to the PAC Schedule to the PAC until retired
ii.	Pay according to the Aggregate TAC as follows:
1.	Concurrently:
a.	75.6454844441% to the C1 until retired
b.	24.3545155559% allocated as follows:
i.	Pay according to the TAC schedule to the TAC
ii.	Pay sequentially to the A1 and A2 until retired
iii.	Pay disregarding the TAC schedule to the TAC
iii.	Pay the A9 until retired
iv.	Pay disregarding the Aggregate TAC as follows:
1.	Concurrently:
a.	75.6454844441% to the C1 until retired
b.	24.3545155559% allocated as follows:
i.	Pay according to the TAC schedule to the TAC
ii.	Pay sequentially to the A1 and A2 until retired
iii.	Pay disregarding the TAC schedule to the TAC
v.	Pay disregarding the PAC to the PAC until retired
3.	Pay the NAS until retired

Accretion Rules:
Pay the a9 accrual amount to the Aggregate TAC as described in step 2bii above and then to the a9 until retired

Notes

Pxing Speed = 100 PPC (8 TO 24 CPR OVER 12 MONTHS, 24 CPR THERAFTER)

NAS bonds = NAS standard 60 mo lockout. (apply shift to both sched and prepays)
NAS Priority = Total NAS Balance/Total Non-PO Balance

Settlement = 9/30/05

Deal Summary Report				MCOMPS

Assumptions				Collateral
Settlement	30-Sep-05	Prepay	100 PPC	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Oct-05	Default	0 CDR	$523,735,003.07	6.17	358	2	3.77
		Recovery	0 months
		Severity	0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
NAS	50,200,000.00	5.5	10/10 - 07/35	10.02		0	0	Interp			222.41	0	1-Sep-05	FIX
AS1	148,780,000.00	5.5	10/05 - 07/35	2.79		0	0	Interp			659.18	0	1-Sep-05	FIX
PAC	190,314,000.00	5.5	10/05 - 07/35	3.52		0	0	Interp			843.2	0	1-Sep-05	FIX
C1	80,042,000.00	5.5	10/05 - 02/09	1.64		0	0	Interp			354.63	0	1-Sep-05	FIX
TAC	20,000,000.00	5.5	10/05 - 02/09	1.87		0	0	Interp			88.61	0	1-Sep-05	FIX
A1	4,770,000.00	5.5	01/06 - 12/06	0.73		0	0	Interp			21.13	0	1-Sep-05	FIX
A2	1,000,000.00	5.5	12/06 - 03/07	1.35		0	0	Interp			4.43	0	1-Sep-05	FIX
A9	6,894,000.00	5.5	10/05 - 02/06	0.24		0	0	Interp			30.54	0	1-Sep-05	FIX
SUBORD	21,735,003.07	5.5	10/05 - 07/35	9.64		0	0	Interp			96.3	0	1-Sep-05	FIX

Treasury							Swaps
Mat	6MO	2YR	3YR	5YR	10YR	30YR	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.876	3.982	3.997	4.050	4.244	4.518	4.058	4.365	4.414	4.500	4.683	4.957

FHAMS05-FA8G1AR8 - Price/Yield - A1

Balance	$4,770,000.00	Delay	24	WAC	6.17	WAM	358
Coupon	5.5	Dated	9/1/2005	NET	5.5	WALA	2
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5	6	7
	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-16.00	5.575	5.575	5.576	5.581	5.590	5.622	5.914
99-18.00	5.570	5.570	5.570	5.573	5.578	5.595	5.749
99-20.00	5.564	5.564	5.564	5.564	5.565	5.567	5.585
99-22.00	5.559	5.559	5.558	5.556	5.552	5.540	5.421
99-24.00	5.553	5.553	5.552	5.548	5.540	5.512	5.257
99-26.00	5.548	5.548	5.547	5.540	5.527	5.485	5.093
99-28.00	5.542	5.542	5.541	5.532	5.515	5.458	4.930
99-30.00	5.537	5.537	5.535	5.524	5.502	5.430	4.766
100-00.00	5.531	5.531	5.529	5.516	5.490	5.403	4.603
100-02.00	5.526	5.526	5.523	5.508	5.477	5.376	4.441
100-04.00	5.521	5.521	5.518	5.500	5.465	5.349	4.278
100-06.00	5.515	5.515	5.512	5.492	5.452	5.322	4.116
100-08.00	5.510	5.510	5.506	5.484	5.440	5.295	3.954
100-10.00	5.504	5.504	5.500	5.476	5.427	5.268	3.792
100-12.00	5.499	5.499	5.494	5.468	5.415	5.242	3.631
100-14.00	5.493	5.494	5.489	5.460	5.403	5.215	3.469
100-16.00	5.488	5.488	5.483	5.452	5.390	5.188	3.308

Spread @ Center Price	118	118	121	130	141	146	84
WAL	18.84	18.93	17.55	11.97	7.22	3.01	0.39
Mod Durn	11.45	11.47	10.70	7.72	4.97	2.30	0.38
Principal Window	~Jan06 - Apr26	~Jan06 - Aug27	~Jan06 - Jul29	~Jan06 - Oct26	~Dec05 - Jun23	~Dec05 - Dec18	Nov05 - May06

LIBOR_1MO	3.8	3.8	3.8	3.8	3.8	3.8	3.8
Prepay	8 CPR	10 CPR	12 CPR	14 CPR	16 CPR	18 CPR	20 CPR

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.768	3.935	3.945	3.992	4.181	4.471

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

FHAMS05-FA8G1AR8 - Price/Yield - A1

Balance	$4,770,000.00	Delay	24	WAC	6.17	WAM	358
Coupon	5.5	Dated	9/1/2005	NET	5.5	WALA	2
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5	6	7	8	9	10	11
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-16.00	5.575	5.576	5.577	5.577	5.576	5.578	5.579	5.582	5.586	5.593	5.599
99-18.00	5.570	5.570	5.571	5.571	5.570	5.571	5.572	5.573	5.576	5.579	5.582
99-20.00	5.564	5.564	5.564	5.564	5.564	5.564	5.564	5.565	5.565	5.565	5.566
99-22.00	5.559	5.558	5.558	5.558	5.558	5.558	5.557	5.556	5.554	5.551	5.549
99-24.00	5.553	5.552	5.552	5.551	5.552	5.551	5.549	5.547	5.543	5.538	5.532
99-26.00	5.547	5.546	5.545	5.545	5.546	5.544	5.542	5.538	5.532	5.524	5.515
99-28.00	5.542	5.541	5.539	5.538	5.540	5.538	5.535	5.530	5.522	5.510	5.499
99-30.00	5.536	5.535	5.533	5.531	5.534	5.531	5.527	5.521	5.511	5.496	5.482
100-00.00	5.531	5.529	5.526	5.525	5.527	5.524	5.520	5.512	5.500	5.483	5.465
100-02.00	5.525	5.523	5.520	5.518	5.521	5.518	5.512	5.504	5.489	5.469	5.449
100-04.00	5.520	5.517	5.514	5.512	5.515	5.511	5.505	5.495	5.479	5.455	5.432
100-06.00	5.514	5.511	5.508	5.505	5.509	5.504	5.497	5.486	5.468	5.442	5.415
100-08.00	5.509	5.505	5.501	5.499	5.503	5.498	5.490	5.478	5.457	5.428	5.399
100-10.00	5.503	5.500	5.495	5.492	5.497	5.491	5.483	5.469	5.446	5.414	5.382
100-12.00	5.498	5.494	5.489	5.486	5.491	5.484	5.475	5.461	5.436	5.401	5.365
100-14.00	5.492	5.488	5.483	5.479	5.485	5.478	5.468	5.452	5.425	5.387	5.349
100-16.00	5.487	5.482	5.476	5.473	5.479	5.471	5.460	5.443	5.414	5.373	5.332

Spread @ Center Price	119	122	125	127	124	127	130	135	142	147	149
WAL	18.30	16.54	14.86	13.96	15.67	13.72	11.72	9.54	7.24	5.39	4.30
Mod Durn	11.26	10.59	9.90	9.49	10.19	9.34	8.37	7.18	5.78	4.54	3.73
Principal Window	~Jan06 - Oct25	~Jan06 - Feb24	~Jan06 - Jun22	~Jan06 - Nov21	~Jan06 - Sep26	~Jan06 - Sep24	~Jan06 - Jun22	~Jan06 -Dec19	~Jan06 -Nov16	~Jan06 - Feb13	~Jan06 - Jan11

LIBOR_1MO	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8
Prepay	150 PSA	175 PSA	200 PSA	225 PSA	250 PSA	275 PSA	300 PSA	325 PSA	350 PSA	375 PSA	400 PSA

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.768	3.935	3.945	3.992	4.181	4.471

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

FHAMS05-FA8G1AR8 - Price/Yield - A2

Balance	$1,000,000.00	Delay	24	WAC	6.17	WAM	358
Coupon	5.5	Dated	9/1/2005	NET	5.5	WALA	2
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5	6	7
	Yield	Yield	Yield	Yield	Yield	Yield	Yield
96-16.00	5.827	5.817	5.800	5.809	5.825	5.859	7.314
96-18.00	5.822	5.812	5.795	5.804	5.820	5.853	7.278
96-20.00	5.816	5.806	5.790	5.799	5.814	5.847	7.242
96-22.00	5.811	5.801	5.785	5.794	5.809	5.841	7.206
96-24.00	5.806	5.796	5.781	5.789	5.804	5.835	7.170
96-26.00	5.800	5.791	5.776	5.784	5.798	5.829	7.134
96-28.00	5.795	5.786	5.771	5.779	5.793	5.823	7.099
96-30.00	5.789	5.781	5.766	5.774	5.788	5.817	7.063
97-00.00	5.784	5.776	5.761	5.769	5.782	5.811	7.027
97-02.00	5.779	5.770	5.757	5.764	5.777	5.805	6.992
97-04.00	5.773	5.765	5.752	5.759	5.772	5.799	6.956
97-06.00	5.768	5.760	5.747	5.754	5.767	5.793	6.920
97-08.00	5.763	5.755	5.742	5.749	5.761	5.787	6.885
97-10.00	5.758	5.750	5.737	5.744	5.756	5.781	6.849
97-12.00	5.752	5.745	5.733	5.739	5.751	5.775	6.814
97-14.00	5.747	5.740	5.728	5.734	5.746	5.769	6.779
97-16.00	5.742	5.735	5.723	5.730	5.740	5.763	6.743

Spread @ Center Price	140	136	129	132	138	149	309
WAL	20.99	22.69	26.34	24.28	21.54	17.51	2.08
Mod Durn	12.01	12.50	13.38	12.87	12.10	10.72	1.80
Principal Window	Apr26 - Feb27	Aug27 - Mar29	Jul29 - Jul35	Oct26 - Jul35	Jun23 - Jul35	Dec18 - Jul35	~May06 - Jul35

LIBOR_1MO	3.8	3.8	3.8	3.8	3.8	3.8	3.8
Prepay	8 CPR	10 CPR	12 CPR	14 CPR	16 CPR	18 CPR	20 CPR

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.768	3.935	3.945	3.992	4.181	4.471

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

FHAMS05-FA8G1AR8 - Price/Yield - A2

Balance	$1,000,000.00	Delay	24	WAC	6.17	WAM	358
Coupon	5.5	Dated	9/1/2005	NET	5.5	WALA	2
Settle	9/30/2005	First Payment	10/25/2005

Price	1	2	3	4	5	6	7	8	9	10	11
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
96-16.00	5.831	5.843	5.858	5.863	5.810	5.819	5.833	5.854	5.896	6.027	6.237
96-18.00	5.825	5.838	5.852	5.857	5.805	5.814	5.827	5.848	5.890	6.017	6.223
96-20.00	5.820	5.832	5.846	5.851	5.800	5.809	5.822	5.842	5.883	6.008	6.209
96-22.00	5.814	5.826	5.840	5.845	5.795	5.804	5.816	5.836	5.876	5.999	6.196
96-24.00	5.809	5.821	5.834	5.839	5.790	5.799	5.811	5.831	5.869	5.989	6.182
96-26.00	5.804	5.815	5.828	5.833	5.785	5.793	5.805	5.825	5.862	5.980	6.168
96-28.00	5.798	5.809	5.822	5.827	5.780	5.788	5.800	5.819	5.856	5.970	6.155
96-30.00	5.793	5.803	5.816	5.820	5.775	5.783	5.795	5.813	5.849	5.961	6.141
97-00.00	5.787	5.798	5.810	5.814	5.770	5.778	5.789	5.807	5.842	5.952	6.127
97-02.00	5.782	5.792	5.804	5.808	5.765	5.773	5.784	5.801	5.836	5.942	6.114
97-04.00	5.776	5.787	5.798	5.802	5.760	5.767	5.778	5.795	5.829	5.933	6.100
97-06.00	5.771	5.781	5.792	5.796	5.755	5.762	5.773	5.789	5.822	5.924	6.087
97-08.00	5.766	5.775	5.786	5.790	5.750	5.757	5.767	5.783	5.815	5.914	6.073
97-10.00	5.760	5.770	5.780	5.784	5.745	5.752	5.762	5.778	5.809	5.905	6.060
97-12.00	5.755	5.764	5.774	5.778	5.740	5.747	5.756	5.772	5.802	5.896	6.046
97-14.00	5.750	5.758	5.769	5.772	5.735	5.742	5.751	5.766	5.795	5.886	6.032
97-16.00	5.744	5.753	5.763	5.766	5.730	5.736	5.746	5.760	5.789	5.877	6.019

Spread @ Center Price	141	145	149	151	132	136	141	148	158	181	211
WAL	20.44	18.81	17.23	16.75	24.15	22.42	20.39	17.89	14.42	9.00	5.66
Mod Durn	11.84	11.32	10.76	10.58	12.84	12.37	11.75	10.89	9.52	6.85	4.71
Principal Window	Oct25 - Jul26	Feb24 - Dec24	Jun22 - Jun23	Nov21 - Jan23	Sep26 - Jul35	Sep24 - Jul35	Jun22 - Jul35	Dec19 - Jul35	Nov16 - Jul35	Feb13 - Mar18	Jan11 - Nov11

LIBOR_1MO	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8	3.8
Prepay	150 PSA	175 PSA	200 PSA	225 PSA	250 PSA	275 PSA	300 PSA	325 PSA	350 PSA	375 PSA	400 PSA

Treasury	Mat	6MO	2YR	3YR	5YR	10YR	30YR
	Yld	3.768	3.935	3.945	3.992	4.181	4.471

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.